John Hancock Funds II
Supplement dated September 30, 2019 to the current Prospectus, as may be supplemented

John Hancock Spectrum Income Fund (the fund)

At its in-person meeting held March 26–28, 2019, the Board of Trustees of John Hancock Funds II (the “Board”) approved the closing and liquidation of the fund pursuant to a Plan of Liquidation approved by the Board. The Board determined that continuation of the fund is not in the best interests of the fund or its shareholders as a result of factors or events adversely affecting the fund’s ability to conduct its business and operations in an economically viable manner. As of the close of business on or about October 11, 2019, there are not expected to be any shareholders in the fund, and the fund will be liquidated on or about such date.

For more information, please call John Hancock Investments at 800-225-5291.

You should read this Supplement in conjunction with the Prospectus and retain it for your future reference.

John Hancock Funds II
Supplement dated September 30, 2019 to the current Statement of Additional Information (SAI), as may be supplemented

John Hancock Spectrum Income Fund (the fund)

At its in-person meeting held March 26–28, 2019, the Board of Trustees of John Hancock Funds II (the “Board”) approved the closing and liquidation of the fund pursuant to a Plan of Liquidation approved by the Board. The Board determined that continuation of the fund is not in the best interests of the fund or its shareholders as a result of factors or events adversely affecting the fund’s ability to conduct its business and operations in an economically viable manner. As of the close of business on or about October 11, 2019, there are not expected to be any shareholders in the fund, and the fund will be liquidated on or about such date.

For more information, please call John Hancock Investments at 800-225-5291.

You should read this Supplement in conjunction with the SAI and retain it for your future reference.